Introduction to JMP Group Inc.

September 2014

Disclosures

J M P GROUP

Forward-Looking Statements

This presentation, as well as any accompanying comments by JMP Group representatives, contains forward-looking statements that reflect JMP Group's current views with respect to, among other things, the company's operations and financial performance, as well as potential increases in dividends and retained earnings as a result of the proposed reorganization transaction discussed herein. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. JMP Group believes that these factors include, but are not limited to, those described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the company's Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 13, 2014, and in the similarly captioned sections of its other periodic reports filed under the Securities Exchange Act of 1934, as amended. JMP Group undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

JMP Group

Company Overview

- Founded in April 1999 and publicly traded since May 2007 (NYSE: JMP)
- Three operating platforms: institutional investment banking boutique, alternative asset manager and corporate credit (CLO) manager
- Headquartered in San Francisco, with additional offices in New York, Boston, Chicago, Atlanta, Philadelphia and Minneapolis
- 233 employees

1H14 Highlights

- LTM adjusted net revenues of $178.7 million, up 35% from $132.2 million for the prior LTM
- Record first-half adjusted net revenues and operating EPS of $61.4 million and $0.31, respectively, at JMP Securities
- 1H14 operating platform EPS of $0.36, up 100% from $0.18 for 1H13
- Sponsored fund assets under management increased 15% from 12/31/13 to $2.2 billion

Operating EPS by Segment [1]

	LTM	Prior LTM
Broker-Dealer	$0.53	$0.22
Asset Management	0.08	0.06
Corporate Credit Management	0.04	0.03
Operating Platform EPS	0.65	0.31
Investment Income	0.46	0.80
Corporate Costs	(0.45)	(0.41)
Operating EPS	$0.66	$0.70

(1) A non-GAAP financial measure. For more information, see the Form 8-K filed with the U.S. Securities and Exchange Commission on 7/25/14.

JMP Group

Financial Highlights

Adjusted Net Revenues (1)

($ in millions)



$200
$150
$100
$50
$0
$144.8
$21.9
$122.9
$152.5
$38.2
$114.3
$135.5
$14.8
$120.7
$125.2
$4.7
$120.5
$154.0
$0.0
$154.0
$178.7
2009
2010
2011
2012
2013
LTM

Operating Net Income (1)

($ in millions)



$25
$20
$15
$10
$5
$0
($5)
$7.6
$6.0
$20.2
$11.6
$8.6
$17.1
$4.6
$12.6
$16.5
$0.9
$15.6
$13.5
$13.9
($0.3)
$15.4
2009
2010
2011
2012
2013
LTM

Adjusted Operating Margin (2)



25%
20%
15%
10%
5%
0%
8.4%
13.0%
16.5%
21.3%
14.2%
13.5%
2009
2010
2011
2012
2013
LTM

Oper. Return on Adj. Tang. Equity (1)



20%
15%
10%
5%
0%
(5%)
12.7%
8.6%
4.1%
18.9%
10.8%
8.1%
16.1%
4.3%
11.8%
15.0%
0.9%
14.1%
11.6%
11.8%
(0.2%)
12.9%
2009
2010
2011
2012
2013
LTM

(1) Gray areas represent contribution from acquired loan sale gains or acquired loan sale profits at JMP Credit Corporation. A non-GAAP financial measure.

(2) Excludes acquired loan sale profits. A non-GAAP financial measure.

Capital Management

Active Approach

- Since the company's IPO in May 2007, JMP has paid out 93% of its adjusted operating net income to stockholders in the form of cash dividends and share repurchases
  - Tangible book value per share has increased from $5.51 at June 2007 to $6.16 at June 2014



($ in millions)
$75
$50
$25
$0
$69.1
$18.4
$50.7
25% of AONI
68% of AONI
$74.5
Share Repurchases & Cash Dividends
Adjusted Operating Net Income
Cash Dividends Paid (1)
Capital Deployed in Share Repurchases (2)
Adjusted Operating Net Income (3)

(1) Includes dividend paid on 8/29/14 to stockholders of record as of 8/15/14.
(2) Reflects repurchase of 7.4 million shares. As of 6/30/14, 0.9 million shares remained eligible for repurchase under the latest authorization.
(3) Excludes financial impact of gains recognized by JMP Credit Corporation on the sale or payoff of loans initially acquired in April 2009.

Reorganization Transaction

Publicly Traded Limited Liability Company ("PTP")

- Proposed transaction would restructure JMP Group into a PTP
  - Minimizes entity-level taxes on net investment income
  - Cash dividends could increase from 25% of operating earnings to 50%+, depending on earnings mix
  - Retained earnings could increase to 30%+ of operating earnings, compared to just 7% since the IPO
  - No changes to business plan, growth strategies or corporate governance

	Year Ended December 31, 2013			Six Months Ended June 30, 2014		
	Historical	Reorganization Transaction	Pro Forma	Historical	Reorganization Transaction	Pro Forma
Operating Income Before Taxes	$21,835	($750)	$21,085	$13,566	($375)	$13,191
Income Tax Expense Assumed	8,296	5,150	3,146	5,154	2,886	2,268
Operating Net Income [(1)]	$13,539	$4,400	$17,939	$8,412	$2,511	$10,923
Operating Net Income per Diluted Share	$0.60		$0.79	$0.37		$0.48

(1) Pro forma operating net income does not include the impact of transaction costs or realization of taxable gains and losses related to asset transfers in connection with the reorganization transaction. A non-GAAP financial measure. For more information, see the Form 8-K filed with the U.S. Securities and Exchange Commission on 7/29/14.

Reorganization Transaction

Publicly Traded Limited Liability Company ("PTP")



JMP Group LLC
NYSE: JMP
Delaware LLC
JMP Investment Holdings LLC
Delaware LLC
JMP Capital LLC
Delaware LLC
Investment Funds
LP Interests
Investments in CLOs Managed by JMPCA
Subordinated Notes
JMP Group Inc.
Delaware Corporation
JMP Holding LLC
(f/k/a JMP Group LLC)
Delaware LLC
JMP Asset Management LLC
Delaware LLC
JMP Credit Corporation
Delaware Corporation
JMP Securities LLC
Delaware LLC
Harvest Capital Strategies LLC
Delaware LLC
JMP Credit Advisors LLC
Delaware Corproation
HCAP Advisors LLC
Delaware LLC

Revenue Growth

Positive Long-Term Trend Despite Difficult Industry Operating Conditions

LTM Adjusted Net Revenues (1)(2)

($ in millions)



$200
$175
$150
$125
$100
$75
$50
$25
$0
10.9% CAGR
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Banking & Brokerage Revenues
Asset Management-Related Fees
Net Investment Income

(1) A non-GAAP financial measure. For more information, see the Form 8-K filed with the U.S. Securities and Exchange Commission on 7/25/14.

(2) Adjusted net revenues as shown are further adjusted to exclude gains recognized by JMP Credit Corporation on the sale or payoff of loans initially acquired in April 2009.

Industry Backdrop

Where Are We in the Cycle?

U.S. Equity Capital Markets Fees


($ in billions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
$0.9 $1.3 $0.9 $0.5 $1.3 $1.2 $0.8 $0.7 $0.8 $1.3 $1.2 $1.2 $1.1 $0.6 $1.5 $1.5 $1.2 $1.2 $1.9 $2.6
$1.4 $2.4 $1.4 $1.6 $4.2 $4.2 $3.2 $2.6 $2.2 $3.7 $3.3 $3.3 $3.4 $4.4 $5.8 $3.5 $3.5 $3.5 $5.1 $5.4
Top 10 Underwriters
Other Underwriters

Initial Public Offerings


($ in billions)
Proceeds
# of Offerings
$90 $80 $70 $60 $50 $40 $30 $20 $10 $0
900 800 700 600 500 400 300 200 100 0
Proceeds
# of Offerings

Mergers & Acquisitions


Transactions with Total Consideration of $1.0 Billion or Less ($ in billions)
Transaction Value
# of Transactions
$450 $400 $350 $300 $250 $200 $150 $100 $50 $0
9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0
Transaction Value
# of Transactions

Note: 2014 values are annualized, based on data as of June 30.

Source: Thomson Reuters; Dealogic.

Organic Growth Strategies

Objective of 15% CAGR from 2012 to 2017

Broker-Dealer

- Gain market share in institutional equities
  - Expand research coverage to 450-500 names
  - Triple market share of institutional equity commissions to 1%
  - Double market share of ECM fee revenues to 1% overall
- Materially expand middle-market M&A and debt advisory origination businesses

Asset Management

- Performance
  - Will drive hedge fund AUM growth
- Successful deployment of commitments in niche private capital strategies
  - Will enable raising of follow-on funds
- New fund strategies
  - Expect to launch one or two per year

Equity Research

Independent Analysis and Informed Opinions

- Proprietary investment themes and action-oriented reports
- Research universe with median market capitalization of $1.6 billion
  - 416 stocks under coverage
  - 21 senior research analysts
- Disproportionate coverage of large-cap U.S. equities by brokerage firms
  - Market cap > $1 billion: Average of 14 analysts
    - 250 stocks covered by JMP Securities
  - Market cap < $1 billion: Average of 4 analysts
    - 165 stocks covered by JMP Securities

JMP Research Coverage by Industry


Financial Services 28%
Healthcare 30%
Real Estate 20%
Technology 22%

JMP Research Coverage by Market Cap.


$250 Mil. - $500 Mil. 10%
< $250 Million 12%
> $5 Billion 25%
$500 Mil. - $1 Bil. 17%
$1 Bil. - $2 Bil. 17%
$2 Bil. - $5 Bil. 19%

Sales & Trading

Institutional Brokerage Platform

Brokerage Revenues

Net Revenues
($ in millions)



$40
$30
$20
$10
$0
$34.0
$28.3
$25.5
$21.9
$24.6
$25.6

	2009	2010	2011	2012	2013	LTM
Employees (Period-End)	55	47	47	43	45	48
Net Revenues per Employee (Avg.)	$0.625	$0.565	$0.551	$0.500	$0.567	$0.566
Companies Under Coverage (Period-End)	286	319	336	340	388	409
Net Revenues per Company (Avg.) [(1)]	$0.141	$0.137	$0.106	$0.076	$0.077	$0.082

(1) Net revenues per company covered based on a two-year lag to reflect standard delay in deriving revenues from initiations of coverage. For example, 2013 net revenues divided by average number of companies under coverage in 2011.

Investment Banking

Diversification in Transaction Volume

2013 Revenues	1H14 Revenues

By Industry



Technology
13%
Healthcare
36%
Real Estate
25%
Financial Services
26%



Technology
19%
Healthcare
50%
Real Estate
17%
Financial Services
14%

By Type of Transaction



Follow-On
36%
Debt and
Convertible
26%
IPO
17%
M&A and
Advisory
15%
Private
Capital
6%



Follow-On
49%
IPO
22%
Debt and
Convertible
6%
M&A and
Advisory
21%
Private
Capital
2%

Investment Banking

Momentum in Public Equity Underwriting

- JMP's underwriting revenues as a percentage of all equity underwriting fees paid by U.S. issuers in JMP's four targeted industries have quadrupled since 2009

Market Share Gains

($ in millions)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
Fees from Targeted Verticals
Market Share in Targeted Verticals
0.27%
0.63%
0.84%
0.90%
0.91%
1.14%
2009
2010
2011
2012
2013
LTM

	2009	2010	2011	2012	2013	LTM
JMP Equity Underwriting Revenues	$16.3	$22.3	$26.6	$28.7	$39.1	$55.4
Total U.S. Equity Underwriting Fees	$7,623.5	$5,740.7	$6,357.0	$5,963.0	$8,871.5	$9,806.6
Revenues as % of Total	0.21%	0.39%	0.42%	0.48%	0.44%	0.57%
Fees Paid in Targeted Industries	$5,980.9	$3,517.4	$3,147.6	$3,185.8	$4,317.7	$4,847.3
Revenues as % of Targeted Fees	0.27%	0.63%	0.84%	0.90%	0.91%	1.14%

Source: Underwriting fee data provided by Dealogic. Excludes closed-end funds and blank check companies.

J|M|P GROUP

Market Share Gains in IPO Underwriting

- JMP's IPO market share is now triple what it was prior to the global financial crisis, with JMP serving as an underwriter of approximately one in every seven IPOs brought to market over the last 12 months

Market Share Gains



300
250
200
150
100
50
0
30%
25%
20%
15%
10%
5%
0%
# of IPOs Priced
JMP IPOs as % of Total
10%
7%
9%
7%
14%
14%
2009
2010
2011
2012
2013
LTM

	2009	2010	2011	2012	2013	LTM
# of IPOs Priced	62	170	146	144	230	291
# of IPOs Underwritten by JMP	6	12	13	10	33	40
JMP-Underwritten IPOs as % of Total	10%	7%	9%	7%	14%	14%

Source: Data provided by Dealogic.

Investment Banking

Focus on Employee Productivity

- 23 calling officers, including four senior product bankers, today
- Plan to increase number of senior investment bankers by 10% to 15% per year

Investment Banking Revenues

($ in millions)



$100
$80
$60
$40
$20
$0
$39.9
$45.6
$46.1
$51.0
$74.2
$89.1
2009
2010
2011
2012
2013
LTM

	2009	2010	2011	2012	2013	LTM
Managing Directors (Period-End)	15	13	16	16	17	17
Revenues per Managing Director (Avg.)	$2.753	$3.376	$3.247	$3.186	$4.312	$5.122
Calling Officers (Period-End)	20	20	21	24	25	23
Revenues per Calling Officer (Avg.)	$2.158	$2.170	$2.329	$2.179	$2.875	$3.537
Employees (Period-End)	53	47	51	50	54	48
Revenues per Employee (Avg.)	$0.768	$0.903	$0.981	$1.008	$1.410	$1.721

Asset Management

Alternative Investment Products

- Attractive economics of the alternative asset model provide management fees and profit participation
- Eight of 10 existing fund strategies have material excess capacity
- Focus on developing new fund strategies and additional distribution channels to drive growth in AUM

Client Assets Under Management (1)

Historical Growth



($ in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14

Composition – 6/30/14



Other Private Capital 20%
Other Hedge Funds 19%
JMP Credit Corporation 42%
Harvest Small Cap Partners 19%

(1) "Other Private Capital" is composed of Harvest Growth Capital and Harvest Growth Capital II ($108.1 million of combined invested client assets), Harvest Capital Credit ($90.3 million of client assets) and REIT assets managed for New York Mortgage Trust ($36.6 million) and by RiverBanc ($184.3 million). Hedge fund assets exclude Blue Jay Health Sciences Fund ($92.4 million) and its predecessor, Expo Capital Management.

Asset Management

Client Assets Under Management

($ in millions)		1/1/14 (1) Client AUM	2013 (2) JMP Return	7/1/14 (1) Client AUM	1H14 (2) JMP Return
Hedge Funds	Harvest Small Cap Partners	$328.8	19.9%	$389.6	20.5%
	Harvest Opportunity Partners II	108.8	6.8%	108.7	3.1%
	Harvest Franchise Fund	111.2	29.6%	112.6	6.2%
	Harvest Agriculture Select	77.7	11.6%	87.4	4.2%
	Harvest Technology Partners	32.4	0.7%	32.9	3.6%
		658.9	7.8%	731.1	3.8%
Fund of Funds	JMP Masters Fund	53.2	26.8%	51.7	5.8%
Private Capital (3)	Harvest Capital Credit	72.4	21.6%	90.3	4.6%
	Harvest Growth Capital	31.0	15.9%	34.3	(0.3%)
	Harvest Growth Capital II	62.3	N/A	74.1	N/A
CLO Assets	JMP Credit Corporation (4)	793.6	35.5%	899.9	8.1%
	New York Mortgage Trust, Inc. (5)	35.0	N/A	36.6	N/A
Sponsored Funds	RiverBanc	161.3	N/A	184.3	N/A
	Blue Jay Health Sciences Fund	42.6	N/A	92.4	N/A
	Total Client AUM	$1,910.2	19.0%	$2,194.6	6.1%

(1) Hedge fund AUM balances do not include managed accounts.
(2) Indicates gross return on investment by JMP Group. Does not reflect net return to investors after fees and expenses.
(3) AUM balances indicated for HGC and HGC II represent total fund commitments.
(4) AUM represents par value of loans and cash in CLO. Net return calculated as change in book value from end of prior period.
(5) Portion of NYMT net assets subject to management fees payable to HCS.

Revenue Diversification

Multiple Business Lines

Composition of Adjusted Net Revenues

2013



Investment Banking – M&A, Debt and Private Capital 22%
Net (1) Investment Income 17%
Asset (2) Management Fees 19%
Brokerage 16%
Investment Banking – Public Equity 26%

1H14



Investment Banking – Public Equity 36%
Investment Banking – M&A, Debt and Private Capital 15%
Net (1) Investment Income 12%
Asset (2) Management Fees 23%
Brokerage 14%

(1) Excludes net unrealized gains or losses on strategic equity investments and warrant. Also excludes net interest income and other revenues from HCC. Adds back non-cash net amortization of liquidity discounts at JMP Credit, unrealized mark-to-market gains or losses at HCC, and non-controlling interest in net unrealized gains on HGC and HGC II. Includes dividend distribution from HCC.

(2) Includes fundraising and other asset management fee revenues reported in JMP Group's financial statements as other income in addition to management fees earned on HGC, HGC II and HCC.

Financial Statements

Income Statement – Operating Net Income

($ in millions)	2009	2010	2011	2012	2013	1H13	1H14
Revenues							
Investment Banking Fees	$39.9	$45.6	$46.1	$51.2	$74.2	$33.2	$48.1
Net Brokerage Revenues	34.0	28.3	25.5	21.9	24.6	12.2	13.1
Asset Management-Related Fees [1]	22.7	16.0	24.9	21.9	28.9	12.0	21.5
Net Investment Income	32.0 [7]	25.9	26.0	27.8	27.3	13.7	11.6
Gains on Sale or Payoff of Acquired Loans [3]	21.9	38.2	13.1	2.6	(0.9)	(1.1)	0.0
Loan Loss Provision	(5.8)	(1.3)	(0.0)	(0.2)	(0.1)	0.1	0.2
Adjusted Net Revenues	144.8	152.5	135.5	125.2	154.0	69.9	94.6
Expenses							
Compensation and Benefits [4]	95.4	88.1	78.7	70.9	104.9	44.9	68.2
General, Administrative and Other	24.0	27.9	26.8	25.1	28.1	14.8	12.9
Total Non-Interest Expenses	119.4	116.0	105.5	96.0	132.9	59.7	81.0
Oper. Inc. before NCI and Taxes	25.4	36.5	30.0	29.2	21.1	10.2	13.5
Non-Controlling Interest [5]	1.9	1.6	0.5	0.7	(0.8)	(0.9)	(0.0)
Income Tax Expense [6]	9.9	14.7	12.4	12.0	8.3	4.2	5.2
Operating Net Income	$13.6	$20.2	$17.1	$16.5	$13.5	$6.9	$8.4
Operating EPS	$0.62	$0.90	$0.76	$0.72	$0.60	$0.31	$0.37
After-Tax Acquired Loan Sale Profits per Share	$0.35	$0.51	$0.20	$0.04	($0.01)	($0.01)	-
Adjusted Operating EPS	$0.27	$0.39	$0.56	$0.68	$0.61	$0.32	$0.37

(1) Includes management fees eliminated upon consolidation of Harvest Growth Capital, Harvest Growth Capital II and Harvest Capital Credit.
(2) Excludes unrealized mark-to-market gains or losses on strategic equity investments and warrant positions; reverses net amortization of liquidity discounts at JMP Credit Corp. due to scheduled contractual principal repayments; excludes net interest expense and other revenues recognized upon consolidation of Harvest Capital Credit as well as non-cash loan loss provision; and excludes non-controlling interests in net unrealized gains and losses on Harvest Growth Capital and Harvest Growth Capital II.
(3) Gains recognized by JMP Credit Corp. due to the sale or payoff of loans initially included in the portfolio underlying the collateralized loan obligation acquired by JMP Group in April 2009.
(4) Excludes compensation expense related to stock-based awards granted both at the time of the company's IPO and thereafter but accelerates and recognizes deferred compensation.
(5) Excludes non-controlling interests in Harvest Growth Capital, Harvest Growth Capital II and Harvest Capital Credit.
(6) Assumes an effective tax rate of 38% for 2013 and beyond and 42% for all prior periods.
(7) Excludes bargain purchase gain of $1.2 million related to acquisition of Cratos Capital Partners by JMP Credit Corp.

Financial Statements

Balance Sheet

($ in millions)	6/30/14	
Assets		
Cash and Cash Equivalents	$46.4	
Restricted Cash and Deposits	26.2	
Marketable Securities Owned, at Fair Value	36.8	
Other Investments		
Interests in JMP-Managed Hedge Funds	69.0	
Other Equity Investments	9.5	(1)
Total Other Investments	78.5	
Consolidated CLO Assets	893.6	(2)
Consolidated Private Capital Assets	117.4	(3)
Deferred Tax Assets	6.7	
Other Assets	43.5	
Total Assets	$1,249.1	
Liabilities and Stockholders' Equity		
Accrued Compensation	$40.6	
Bond Payable	94.3	
Consolidated CLO Liabilities		
& Non-Controlling Interest	813.1	(4)
Consolidated Private Capital Liabilities		
& Non-Controlling Interest	113.8	(5)
Deferred Tax Liability	2.8	
Other Liabilities		
& Other Non-Controlling Interest	50.9	
Total Liabilities	1,115.5	
Total Equity	133.6	
Total Liabilities and Equity	$1,249.1	

- Liquid balance sheet
  - Net liquid assets of $26.3 million, or $1.21 per share [6]
  - Fixed assets < 1% of total assets
- Net invested capital of $127.0 million, or $5.67 per share [7]
- Debt-to-capital ratio of 41% [8]
  - $94.3 million of recourse debt [8]
- Tangible book value of $6.16 per share

(1) $8.7 million of private equity investments plus $0.8 million of warrant positions.

(2) Includes $815.7 million of loans, $77.9 million of restricted cash, and other assets.

(3) Includes $36.1 million ($1.7 million net of non-controlling interests) invested in Harvest Growth Capital and $75.8 million ($1.7 million net of non-controlling interests) invested in Harvest Growth Capital II.

(4) Includes non-controlling interest of $1.4 million.

(5) Includes non-controlling interest of $108.6 million.

(6) Sum of unrestricted cash, marketable securities and hedge fund GP interests less short sales, note and bond payable, accrued compensation and non-controlling interest.

(7) Composed of net liquid assets in addition to CLO securities and other non-marketable securities, net of accrued deferred bonus compensation.

(8) Excludes $710.1 million of asset-backed securities and other borrowings, issued by bankruptcy-remote entities, that are non-recourse to JMP Group. Reflects $94.3 million of long-term debt issued by JMP Group in January 2014.

Analysis of Comparable Peers

Sources of Revenue

- In contrast to some of its publicly traded peers, JMP is primarily engaged in higher-margin businesses and derives only 14% of its revenues from lower-margin sales and trading activities

Contributions to Total Net Revenues – LTM



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
As a % of Total Revenues
OPY
SF
JEF
COWN
FBRC
PJC
JMP
EVR
Investment Banking Revenues
Asset Management Fees
Net Investment Income

Note: Reflects adjusted net revenues for JMP, pro forma net revenues for EVR, and economic income for COWN.

Summary

Investment Highlights

- Diversified business model with above-average organic growth prospects
- Proposed restructuring as a publicly traded partnership highly accretive on a pro forma basis
  - Cash dividends could increase to 50%+ of operating earnings
  - Retained earnings could increase to 30%+ of operating earnings
- Revenue mix better correlates with higher-valuation advisory boutiques and asset management firms
  - Agency commissions and principal trading made up 14% of LTM net revenues, compared to an average of 34% at publicly traded peers
- Significantly below-average valuation for materially outperforming company
  - 2014E operating P/E ratio of 9.7x, versus 16.5x for comparable peers
- Earnings quality continues to improve due to normalization of net investment income and growing revenues and earnings at JMP Securities
  - Net investment income to comprise less than 15% of adjusted net revenues, versus 17% in 2013, 24% in 2012 and 29% in 2011
- Value of operating platforms (based on LTM operating EPS contribution of $0.65) at industry average 2014E P/E ratio plus net invested capital of $5.67 per share yields a value of more than $14.00 per share for JMP Group

Notices

Important Additional Information May Be Filed With the SEC

This communication is not a solicitation of a proxy from any security holder of JMP Group Inc. ("JMP"). JMP Group LLC filed a preliminary proxy statement/prospectus with the U.S. Securities and Exchange Commission (the "SEC") on August 20, 2014. The merger will be submitted to JMP's stockholders for their consideration, and in connection with such consideration, JMP and JMP Group LLC expect to file with the SEC a definitive proxy statement/prospectus to be used to solicit JMP stockholder approval of the merger, as well as other relevant documents concerning the proposed merger, as part of a registration statement related to common shares of JMP Group LLC. Security holders are urged to read the proxy statement/prospectus, registration statement and any other relevant documents when they become available, because they will contain important information about JMP, JMP Group LLC and the merger, including its terms and anticipated effects and risks to be considered by JMP's stockholders in connection with the merger. The proxy statement/prospectus and other documents relating to the merger, when available, may be obtained free of charge from the SEC's website, at http://www.sec.gov. The documents, when available, may also be obtained free of charge from JMP on its website, at http://www.jmpg.com, or upon written request to JMP Group Inc., Attention: Investor Relations, 600 Montgomery Street, Suite 1100, San Francisco, CA 94111, or by calling (415) 835-8900. Information appearing on JMP's website does not constitute a part of this presentation.

Participants in the Solicitation

JMP and its officers and directors may be deemed to be participants in the solicitation of proxies from JMP stockholders with respect to the merger. Information concerning JMP's directors and executive officers is set forth in JMP's proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on April 29, 2014, and its Annual Report on Form 10-K, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC's website, at http://www.sec.gov, or in the investor relations section of JMP's website, at http://www.jmpg.com.